PACE Select

Prospectus Supplement

PACE® Select Advisors Trust

PACE® International Emerging Markets Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2010

March 23, 2011

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements of PACE International Emerging Markets Equity Investments (the "fund").

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the board of trustees (the "Board") of PACE Select Advisors Trust (the "Trust"). Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("Gartmore"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. A significant service you receive with the fund is the on-going review and due diligence by UBS Global AM of the fund's investment advisors. At the recommendation of UBS Global AM, the Trust's Board has appointed William Blair & Company L.L.C. ("William Blair") to serve as a new, additional investment advisor to the fund. William Blair will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective as of the date of this supplement. Additionally, at the recommendation of UBS Global AM, the Board has terminated Gartmore as an investment advisor to the fund, effective on or about March 22, 2011. Mondrian, Delaware and Pzena will continue to manage other portions of the fund's portfolio as allocated by UBS Global AM and approved by the Board.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows, effective as of the date of this supplement.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Management process" beginning on page 54 of the Multi-Class Prospectus and page 53 of the Class P Prospectus is revised by replacing the second sentence of the first full paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Management process" beginning on page 54 of the Multi-Class Prospectus and page 53 of

Item #ZS452

the Class P Prospectus is revised by replacing the third full paragraph of that section in its entirety with the following:

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis, with the number of holdings ranging between 50-80 securities. To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Risk/return bar chart and table" beginning on page 56 of the Multi-Class Prospectus and page 54 of the Class P Prospectus is revised by deleting the sixth sentence of the first paragraph of that section in its entirety, and adding the following sentence before the final sentence of that paragraph:

William Blair assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 57 of the Multi-Class Prospectus and page 55 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, William Blair, Delaware and Pzena serve as the fund's investment advisors.

The section captioned "PACE International Emerging Markets Equity Investments Fund Summary" and sub-headed "Portfolio managers" on page 57 of the Multi-Class Prospectus and page 55 of the Class P Prospectus is revised by replacing the second bullet point of that section in its entirety with the following:

•  William Blair—Todd M. McClone and Jeffrey A. Urbina, Principals of William Blair, have been portfolio managers of the fund since March 2011.

The section captioned "More information about the funds—PACE International Emerging Markets Equity Investments—Investment objective and principal strategies" and sub-headed "Management process" beginning on page 91 of the Prospectuses is revised by replacing the first paragraph of that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair"), Delaware Management Company ("Delaware")

and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

The section captioned "More information about the funds—PACE International Emerging Markets Equity Investments—Investment objective and principal strategies" and sub-headed "Management process" beginning on page 91 of the Prospectuses is revised by replacing the third through sixth paragraphs of that section in their entirety with the following:

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis, with the number of holdings ranging between 50-80 securities.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

The section captioned "Investment advisors and portfolio managers" and sub-headed "PACE International Emerging Markets Equity Investments" beginning on page 129 of the Multi-Class Prospectus and page 125 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") serve as investment advisors for PACE International Emerging Markets Equity Investments.

The section captioned "Investment advisors and portfolio managers" and sub-headed "PACE International Emerging Markets Equity Investments" beginning on page 129 of the Multi-Class Prospectus and page 125 of the Class P Prospectus is revised by replacing the eighth through tenth paragraphs of that section in their entirety with the following:

William Blair is located at 222 W. Adams St., Chicago, IL 60606. William Blair Investment Management is the asset management operation of William Blair, and it consists of the institutional, mutual fund, and wealth management businesses. William Blair Investment Management provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. The group also acts as the investment advisor to a family of 19 open-end U.S. mutual funds, as well as four European retail funds offered to non-U.S. citizens or residents. Todd M. McClone and Jeffrey A. Urbina are primarily responsible for the day-to-day management of the fund, and have served as portfolio managers since March 2011.

Todd M. McClone, CFA, is a Principal of William Blair. Mr. McClone has been with the firm since 2000. He is the lead portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

Jeffrey A. Urbina, CFA, is a Principal of William Blair. Mr. Urbina joined William Blair's Investment Management Department in 1996 as an international portfolio manager. He is the lead portfolio manager for the international small cap growth and emerging markets growth strategies, and is a portfolio manager for the emerging leaders strategy. From 1991 to 1996, he was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager at Van Kampen American Capital, Inc. During his five years at Van Kampen American Capital, Inc., he also served as Director of Fixed Income Research and was a member of the Investment Policy Committee. Before joining Van Kampen American Capital, Inc., he spent ten years at Citicorp, Inc. in various capacities, including as a Vice President in the commercial real estate group in Chicago and as commercial lending officer in the bank's Denver office. He began his banking career at Harris N.A. in Chicago, where he was an International Banking officer.

The section captioned "The funds and their investment policies" and sub-headed "PACE International Emerging Markets Equity Investments" beginning on page 13 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") serve as the fund's investment advisors.

The section captioned "The funds and their investment policies" and sub-headed "PACE International Emerging Markets Equity Investments" beginning on page 13 of the SAI is revised by replacing the eighth sentence of the first paragraph of that section with the following:

Mondrian, William Blair, Delaware and/or Pzena may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments.

The section captioned "Investment advisory arrangements" and sub-headed "PACE International Emerging Markets Equity Investments" on page 107 of the SAI is revised by replacing the first two paragraphs of that section in their entirety with the following:

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), William Blair & Company L.L.C. ("William Blair"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.65% of the fund's average daily net assets for the first $150 million, 0.55% of the fund's average daily net assets for the next $100 million and 0.50% of the fund's average daily net assets over $250 million that it manages; William Blair a fee in the annual amount of 0.60% of the fund's average daily net assets for the first $100 million and 0.55% of the fund's average daily net assets over $100 million that it manages; Delaware a fee in the annual amount of 0.60% of the fund's average daily net assets for the first $10 million and 0.50% of the fund's average daily net assets over $10 million that it manages; and Pzena a fee in the annual amount of 0.81% of the fund's average daily net assets for the first $10 million, 0.65% of the fund's average daily net assets for the next $40 million, 0.59% of the fund's average daily net assets for the next $50 million, 0.52% of the fund's average daily net assets for the next $200 million, and 0.49% of the fund's average daily net assets over $300 million that it manages. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to Mondrian and Gartmore Global Partners (an investment advisor of the fund until March 2011) of $1,597,649, $1,324,634 and $2,565,921, respectively. William Blair, Delaware and Pzena were not yet serving as investment advisors to the fund, and thus UBS Global AM did not pay or accrue investment advisory fees to William Blair, Delaware or Pzena during those periods. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

William Blair is a limited liability company that is 100% owned by WB Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WB Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, Edgar D. Jannotta, W. George Greig, Richard P. Kiphart, John C. Moore, Robert D. Newman and Michelle R. Seitz.

In the section captioned "Proxy voting policies and procedures", the heading "PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, Gartmore Global Partners, Delaware Management Company and Pzena Investment Management, LLC" on page 149 of the SAI is replaced with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair & Company L.L.C., Delaware Management Company and Pzena Investment Management, LLC

The section captioned "Proxy voting policies and procedures" and sub-headed "Gartmore Global Partners." beginning on page 150 of the SAI is revised by replacing that section in its entirety with the following:

William Blair & Company L.L.C. William Blair's Proxy Voting Policy Statement and Procedures (the "William Blair Proxy Voting Policy") provide that William Blair will vote proxies solely in the best interest of its clients, including the fund, in its capacity as shareholder of a company. The William Blair Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of the William Blair and its affiliates and the interests of its clients and sets forth William Blair's procedures for voting proxies.

William Blair's Domestic Proxy Voting Guidelines and International Proxy Voting Guidelines (the "William Blair Guidelines") set forth William Blair's general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the William Blair Guidelines, or the William Blair Guidelines provide for voting on a "case-by-case" basis, William Blair's proxy administrator will consult William Blair's Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, William Blair's internal analysis and third party research services. Although the William Blair Guidelines set forth William Blair's general position on various proposals, William Blair may determine under some circumstances to vote contrary to those positions. William Blair will report any such contrary votes to the Trust's board of trustees.

As indicated above, the William Blair Proxy Voting Policy describes the manner in which William Blair will address potential conflicts of interest. If any of the potential conflicts that William Blair has identified in the William Blair

Proxy Voting Policy arise with respect to a matter, the William Blair Proxy Policy Committee will vote all such proxies in accordance with the William Blair Guidelines, unless the William Blair Guidelines have no recommendation or provide for a vote on a "case-by-case" basis. In such case, the William Blair Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services ("ISS"), an independent third party research provider.

In international markets where share blocking applies, William Blair typically will not vote proxies due to liquidity constraints. Share blocking is the "freezing" of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or the fund would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

The section captioned "Portfolio managers" and sub-headed "PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, Gartmore Global Partners, Delaware Management Company and Pzena Investment Management, LLC" on page 202 of the SAI is replaced with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, William Blair & Company L.L.C., Delaware Management Company and Pzena Investment Management, LLC

The section captioned "Portfolio managers," sub-headed "PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, Gartmore Global Partners, Delaware Management Company and Pzena Investment Management, LLC," and further sub-headed "Gartmore Global Partners." beginning on page 207 of the SAI is revised by replacing that section in its entirety with the following:

William Blair & Company L.L.C.

Todd McClone and Jeffrey Urbina are the portfolio managers primarily responsible for the day-to-day management of the portion of PACE International Emerging Markets Equity Investments allocated to William Blair & Company L.L.C. ("William Blair"). The following tables provide information relating to other accounts managed by Todd McClone and Jeffrey Urbina as of February 28, 2011.

Todd McClone:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	2	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,286	$836	$1,632
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Jeffrey Urbina:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	5	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,979	$1,189	$2,827
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. William Blair's policy is that the interests of clients take precedence over the interests of the firm and its affiliates and that it will manage its advisory client accounts in accordance with the specific investment restrictions and guidelines applicable to each account. Various conflicts can also arise, however, between and among various client accounts. William Blair's portfolio managers typically make investment decisions for multiple portfolios, including institutional portfolios, separately managed accounts, mutual funds and wrap fee accounts. These portfolio management responsibilities may cause potential conflicts of interest. William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to its clients. William Blair and its portfolio managers may determine, in light of each client account's available cash, investment objectives, restrictions, permitted investment techniques and other relevant considerations, that an investment opportunity is appropriate for only some of the client accounts under their management or that they should take differing positions with respect to a particular security on behalf of certain client accounts. Accordingly, William Blair may give advice and take action in the performance of its duties to clients that differs from advice given, and/or the timing and nature of action taken, with respect to other clients' accounts. The timing and nature of action taken with respect to one or more client accounts may positively or negatively impact one or more other client accounts. (For example, the value of a security held in client accounts may be positively affected by purchases, and negatively affected by sales, of such security for other client accounts.)

Management of multiple accounts can give rise to potential conflicts of interest. The potential conflicts of interest that may arise in managing multiple accounts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., separately managed accounts, mutual funds, and wrap accounts). Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for William Blair than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager would favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While William Blair does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior William Blair personnel periodically review the performance of William Blair's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. As part of its obligation to mitigate such conflicts, William Blair has adopted specific written policies and procedures that seek to manage, monitor and, to the extent possible, minimize the effects of these conflicts. Such policies include its Equity Brokerage

Allocation and Commission Policy, Trade Allocation and Aggregation Policy and Portfolio Management Policies and Procedures.

Compensation. The compensation of William Blair's portfolio managers is based on the firm's mission: "to achieve success for its clients." Messrs. McClone and Urbina are principals of William Blair, and their compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The discretionary bonus, as well as any potential changes to the principals' ownership stakes, is determined by the head of William Blair's Investment Management Department, subject to the approval of William Blair's Executive Committee, and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance, and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account, and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of fund shares. As of January 31, 2011, none of the fund's portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE